Northwestern Mutual Series Fund, Inc.

Supplement Dated June 23, 2010 to the

Statement of Additional Information Dated May 1, 2010

This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2010. You should read this Supplement together with the SAI. Please retain this Supplement for future reference.

Update to Appendix D – Portfolio Managers

Effective May 7, 2010, Brent A. Lynn replaced Laurent Saltiel as the portfolio manager of the International Growth Portfolio. Appendix D to the SAI is hereby amended to delete all references to Mr. Saltiel, and to add the following information related to other accounts managed by Mr. Lynn to the table titled “Other Accounts Managed by Portfolio Managers”:

Portfolio Manager(s)	Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Brent A. Lynn[1]	International Growth Portfolio	2 registered investment companies with $14.9 billion in total assets under management	No other pooled investment vehicles	No other accounts

1 Information is as of April 30, 2010.

Update related to election of new Chairman of the Board of Directors of the Fund

Effective May 20, 2010, the Board of Directors of the Fund elected Gary A. (Skip) Poliner as Director and appointed Mr. Poliner as Chairman of the Board, replacing Edward J. Zore. The following sections of the SAI are updated to reflect Mr. Poliner’s election and appointment, as follows:

Board Member Qualifications

The following text replaces the paragraph on page B-52 relating to Mr. Zore’s qualifications under the “Board Member Qualifications” sub-section of the section titled “MANAGEMENT OF THE FUND”:

“Mr. Poliner has extensive business management experience through his various roles during his career with Northwestern Mutual. In his current role as Northwestern Mutual’s Executive Vice President – Chief Risk Officer, Mr. Poliner is responsible for overseeing the enterprise risk management framework covering financial, investment and operational risks for Northwestern Mutual and its subsidiaries. In addition, he has broad investment management experience, having served as Chief Investment Officer of Northwestern Mutual and as a member of its investment department for more than ten years. Mr. Poliner also brings a detailed knowledge of the operation of investment products and services, including variable life and annuity products, and the role and operation of the Fund in those products, having served as Executive Vice President - Investment Products and Services. Mr. Poliner has extensive financial management experience from previously serving as Northwestern Mutual’s Chief Financial Officer for over seven years. Further, Mr. Poliner has investment and regulatory legal experience having been an attorney for over twelve years in Northwestern Mutual’s law department advising on investment transactions. Through Mr. Poliner’s service as a director of Frank Russell Company, a corporate affiliate of Northwestern Mutual, as well as a trustee of Northwestern Mutual, he provides insight on other models of board governance.”

Directors’ Holdings

All text and the table under the “Directors’ Holdings” sub-section of the section titled “MANAGEMENT OF THE FUND,” on pages B-54 and B-55, are hereby deleted and replaced with the following text:

“Because the Portfolios serve as underlying investment vehicles for variable annuity and life contracts, the independent and interested directors are not eligible to invest directly in the Portfolios. Therefore, no Director owned shares of a Portfolio.”

APPENDIX B - Directors and Officers

Mr. Poliner’s information is hereby added to Appendix B – Directors and Officers:

“

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Director
Gary A. (Skip) Poliner 720 East Wisconsin Ave. Milwaukee, WI 53202 1953	Chairman of the Board	2010*	Executive Vice President – Chief Risk Officer of Northwestern Mutual since 2009. Prior thereto, Executive Vice President - Investment Products and Services from 2008 to 2009; Chief Investment Officer of Northwestern Mutual from 2007 to 2008; and Chief Financial Officer of Northwestern Mutual from 2001 to 2008.	27	Trustee of Northwestern Mutual

Mr. Poliner is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, because he is a Trustee of Northwestern Mutual, the parent corporation of the Fund’s investment adviser. Mr. Poliner is also the Executive Vice President – Chief Risk Officer of Northwestern Mutual and a director of Frank Russell Company, a corporate affiliate of Northwestern Mutual. Effective August 1, 2010, Mr. Poliner will become President and Chief Risk Officer of Northwestern Mutual. The information in this paragraph is as of May 20, 2010.”

Update to Compensation of Officers and Directors

The following text replaces the paragraph relating to compensation located on page B-53 of the SAI under the Compensation Table in the “Compensation of Officers and Directors” sub-section of the section titled “MANAGEMENT OF THE FUND”:

“Effective in 2010, Board compensation shall consist of a retainer of $54,000 and per meeting fees of $9,000, for a total annual base compensation of $90,000. The Lead Independent Director shall receive an additional fee of $9,000 and the chair of the audit committee shall receive an additional fee of $4,500. And, for each telephonic Board meeting in a calendar year in excess of two, compensation shall include an additional fee of $2,000 per meeting.”